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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 18, 2006

                           --------------------------


                            Arrow International, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                0-20212                23-1969991
------------------------------    -----------            --------------
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)



  2400 Bernville Road, Reading, Pennsylvania                  19605
----------------------------------------------       ------------------------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.

Item 1.01.  Entry into a Material Definitive Agreement.

On January 18, 2006, at the 2006 Annual Meeting of Shareholders of Arrow International, Inc. (the "Company"), the Company's shareholders voted to approve the adoption of the Company's 2006 Directors Stock Incentive Plan (the "2006 Directors Plan"). A total of 500,000 shares of the Company's common stock (subject to adjustment as provided in the 2006 Directors Plan) has been reserved for issuance under the 2006 Directors Plan. Directors of the Company and its subsidiaries who are not also employees or consultants of the Company or its subsidiaries, and who do not serve on the Board of Directors as representatives of the interests of shareholders who have made an investment in the Company, are eligible to receive awards under the 2006 Directors Plan. Currently, all of the directors of the Company, other than Carl G. Anderson, Jr., the Chairman and Chief Executive Officer of the Company, are eligible for awards under the 2006 Directors Plan. Awards under the 2006 Directors Plan are in the form of non-qualified stock options and/or restricted stock grants and are evidenced by agreements between the individual director and the Company. No awards may be made after the tenth anniversary of the 2006 Directors Plan.

For a more detailed description of the 2006 Directors Plan, see the disclosure under the caption "Proposal 4 - Adoption of 2006 Directors Stock Incentive Plan" contained in the Company's definitive proxy statement on Schedule 14A relating to its 2006 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on December 16, 2005, which disclosure is hereby incorporated in this report by reference.


Item 9.01.  Financial Statements and Exhibits.


        (d)     Exhibits


Exhibit Number     Description
--------------     -----------

10.1 Arrow International, Inc. 2006 Directors Stock Incentive Plan (the "2006 Directors Plan")

10.1.1 Form of Non-Qualified Stock Option Agreement pursuant to the 2006 Directors Plan

10.1.2             Form of Restricted Stock Agreement pursuant to the 2006
                   Directors Plan




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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARROW INTERNATIONAL, INC.




Date: January 20, 2006                  By:     /s/ Frederick J. Hirt
                                                --------------------------------

                                                Frederick J. Hirt
                                                Chief Financial Officer and
                                                Senior Vice President-Finance
                                                (Principal Financial Officer and
                                                Chief Accounting Officer)




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                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
NUMBER        OF EXHIBIT                                       METHOD OF FILING
------        ----------                                       ----------------

10.1          Arrow International, Inc.                         Filed herewith.
              2006 Directors Stock Incentive Plan
              (the "2006 Directors Plan")

10.1.1        Form of Non-Qualified Stock Option Agreement      Filed herewith.
                  pursuant to the 2006 Directors Plan

10.1.2        Form of Restricted Stock Agreement pursuant       Filed herewith.
              to the 2006 Directors Plan




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